UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2019

Nuveen Municipal Closed-End Funds

NCA	Nuveen California Municipal Value Fund, Inc.
NCB	Nuveen California Municipal Value Fund 2
NKX	Nuveen California AMT-Free Quality Municipal Income Fund
NAC	Nuveen California Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial advisor or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	7

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	20

Statement of Assets and Liabilities	58

Statement of Operations	59

Statement of Changes in Net Assets	60

Statement of Cash Flows	62

Financial Highlights	64

Notes to Financial Statements	69

Additional Fund Information	82

Glossary of Terms Used in this Report	83

Reinvest Automatically, Easily and Conveniently	85

Annual Investment Management Agreement Approval Process	86

Chair’s Letter
to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.-China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2019?
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
A significant decline in interest rates led to strong gains in municipal bonds during the six-month reporting period. Concerns about slowing economic growth and central banks’ potential responses drove risk-off sentiment in the markets, prompting an equity market sell-off and a flight to assets perceived to be safer, such as U.S. Treasury bonds. Municipal bond valuations benefited from the falling interest rate environment, as well as favorable technical supply-demand conditions. The municipal bond market continued to experience historically robust demand, particularly in high tax states such as California, New York and New Jersey, that has exceeded the currently moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. The California municipal market outperformed the national market over this reporting period, as measured by its respective state S&P Municipal Bond Index.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. During this reporting period, we rotated some of the Funds’ exposure out of Golden State tobacco settlement bonds and into Puerto Rico bonds. While the Funds’ tobacco holdings performed well in the past, we believe the credit outlook has become less favorable amid declining consumption trends and disruptive new technologies (vaping/e-cigarettes). The prospects for certain Puerto Rico credits, however, appeared more attractive. The Puerto Rico Aqueduct and Sewer Authority (PRASA) has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. The island’s sales tax revenue bonds, known as COFINAs, were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. We purchased both PRASA and COFINA bonds during this reporting period, using the proceeds from trimming the tobacco exposure.
We also took advantage of a short-term tactical opportunity in the California marketplace. Bonds offering coupons below 5% were trading at wider than typical credit spreads. We bought these bonds, and in some cases were able to sell them when spreads tightened, throughout the reporting period.
Other bonds we bought during this reporting period included alternative minimum tax (AMT) airport bonds, which appeared undervalued relative to their fundamentals, especially some new issues that came to market during bouts of market weakness. We also selectively added to other lower rated categories, including housing. To keep the portfolios fully invested, we bought some high grade, well-structured bonds to hold until a more attractive longer-term opportunity arises. Outside of the tobacco-Puerto Rico strategic repositioning, the proceeds of called and maturing bonds funded most of the buying activity.
As of August 31, 2019, NKX and NAC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended August 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2019. Each Fund’s total returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended August 31, 2019, the total returns at common share NAV for the four Funds outperformed the returns for the S&P Municipal Bond California Index and the national S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and overweight allocations to longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end.
Credit ratings allocations also had a positive impact on relative results, although to a lesser extent than duration and yield curve positioning. Investor demand remained strong for the higher yields offered by lower rated bonds in an environment of low overall interest rates and positive credit fundamentals. Accordingly, the Funds’ overweight allocations to bonds rated single A and lower, as well as underweight allocations to the highest credit quality (AAA and AA rated) bonds, were beneficial to performance.
Sectors that performed well for the four Funds in this reporting period included health care, higher education, tobacco, industrial development revenue/pollution control revenue and airports. The Funds’ underperforming sectors were primarily the utilities and pre-refunded sectors.
In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA and NCB do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the total return performance of NKX and NAC over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of NAC and a positive impact to the total return performance of NKX over the reporting period.
As of August 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	0.00%	36.93%	36.08%
Regulatory Leverage*	0.00%	0.00%	35.27%	35.09%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$—	$432,600,000	$432,600,000
NAC	$638,900,000	$638,700,000	$1,277,600,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2019	$0.0285	$0.0540	$0.0515	$0.0555
April	0.0285	0.0540	0.0515	0.0555
May	0.0285	0.0540	0.0515	0.0555
June	0.0285	0.0470	0.0515	0.0555
July	0.0285	0.0470	0.0515	0.0555
August 2019	0.0285	0.0470	0.0515	0.0555
Total Distributions from Net Investment Income	$0.1710	$0.3030	$0.3090	$0.3330

Yields
Market Yield*	3.23%	3.29%	4.00%	4.32%
Taxable-Equivalent Yield*	6.61%	6.74%	8.18%	8.87%

*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page,

Common Share Information (continued)
which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	230,000	370,000
Common shares authorized for repurchase	2,810,000	330,000	4,750,000	14,475,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common share NAV	$10.81	$16.64	$16.70	$16.33
Common share price	$10.60	$17.15	$15.44	$15.40
Premium/(Discount) to NAV	(1.94)%	3.06%	(7.54)%	(5.70)%
6-month average premium/(discount) to NAV	(4.69)%	(0.07)%	(9.31)%	(8.79)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

NCA	Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	8.46%	9.45%	4.76%	6.05%
NCA at Common Share Price	14.45%	13.33%	4.97%	6.18%
S&P Municipal Bond California Index	6.28%	8.19%	4.02%	5.27%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	94.5%
Short-Term Municipal Bonds	4.6%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.6%
Puerto Rico	2.0%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	24.7%
Transportation	19.4%
Water and Sewer	13.3%
Health Care	11.9%
Tax Obligation/Limited	11.7%
U.S. Guaranteed	6.1%
Other	12.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	17.2%
AA	45.8%
A	15.6%
BBB	3.8%
BB or Lower	6.7%
N/R (not rated)	4.8%
Total	100%

NCB	Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCB at Common Share NAV	8.40%	9.27%	4.55%	6.22%
NCB at Common Share Price	9.20%	15.10%	6.25%	7.05%
S&P Municipal Bond California Index	6.28%	8.19%	4.02%	5.27%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	88.6%
Short-Term Municipal Bonds	10.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	98.1%
Puerto Rico	1.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	17.5%
Health Care	16.5%
Transportation	15.0%
Tax Obligation/Limited	11.9%
Utilities	11.8%
Water and Sewer	11.7%
Other	15.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.9%
AAA	20.1%
AA	36.8%
A	20.3%
BBB	6.6%
BB or Lower	4.9%
N/R (not rated)	6.4%
Total	100%

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	12.22%	13.66%	6.46%	7.70%
NKX at Common Share Price	16.81%	20.35%	7.67%	7.95%
S&P Municipal Bond California Index	6.28%	8.19%	4.02%	5.27%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.3%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	156.8%
Floating Rate Obligations	(2.6)%
MFP Shares, net of deferred offering costs	(17.6)%
VRDP Shares, net of deferred offering costs	(36.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.1%
Puerto Rico	2.3%
Guam	1.1%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.8%
Tax Obligation/General	20.8%
Water and Sewer	13.0%
Health Care	11.1%
Transportation	10.2%
U.S. Guaranteed	7.6%
Utilities	5.3%
Other	10.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.6%
AAA	6.4%
AA	59.0%
A	9.0%
BBB	3.5%
BB or Lower	5.8%
N/R (not rated)	8.7%
Total	100%

NAC	Nuveen California Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	11.56%	12.36%	6.27%	8.13%
NAC at Common Share Price	18.49%	19.79%	7.31%	8.66%
S&P Municipal Bond California Index	6.28%	8.19%	4.02%	5.27%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.8%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	155.1%
Floating Rate Obligations	(1.2)%
MFP Shares, net of deferred offering costs	(13.5)%
VRDP Shares, net of deferred offering costs	(40.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.0%
Puerto Rico	2.3%
Guam	0.6%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.2%
Tax Obligation/Limited	16.4%
Transportation	14.6%
U.S. Guaranteed	11.3%
Health Care	10.0%
Water and Sewer	8.4%
Utilities	6.9%
Other	9.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.9%
AAA	5.6%
AA	51.3%
A	12.4%
BBB	6.2%
BB or Lower	6.7%
N/R (not rated)	6.9%
Total	100%

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.5% (95.4% of Total Investments)
	MUNICIPAL BONDS – 94.5% (95.4% of Total Investments)
	Consumer Staples – 4.3% (4.3% of Total Investments)
$ 2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/19 at 100.00	B2	$ 2,012,860
	Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	3,713,264
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,529,258
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	9/19 at 29.71	N/R	1,152,608
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	3,512,530
	Bonds, Series 2005A-1, 5.500%, 6/01/45
15,415	Total Consumer Staples			12,920,520
	Education and Civic Organizations – 1.2% (1.2% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	505,440
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	208,821
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,332,317
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	778,292
700	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	746,746
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
3,190	Total Education and Civic Organizations			3,571,616
	Financials – 0.7% (0.7% of Total Investments)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
569	0.000%, 8/01/40 (4)	No Opt. Call	N/R	413,837
2,500	0.000%, 8/01/44 (4)	No Opt. Call	N/R	1,818,750
3,069	Total Financials			2,232,587
	Health Care – 8.2% (8.3% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	337,443
	Health, Refunding Series 2015A, 5.000%, 8/15/43
1,950	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	2,356,341
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	AA–	1,523,844
2,950	5.000%, 11/15/48	11/27 at 100.00	AA–	3,615,196
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	635,009
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	407,799
	Services, Refunding Series 2014A, 5.000%, 10/01/38
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	793,058
	Services, Series 2014B, 5.000%, 10/01/44
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s
	Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA	599,922
670	5.250%, 8/15/41	8/21 at 100.00	AA	718,823

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	$ 118,186
	Refunding Series 2017A, 5.000%, 7/01/42
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	466,144
	2017A, 5.250%, 11/01/47
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,699,935
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	3,001,950
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	1,179,090
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,862,090
	Permanente, Series 2012A, 5.000%, 4/01/42
1,510	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,578,282
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	1,959,090
	2011, 7.500%, 12/01/41
21,610	Total Health Care			24,852,202
	Housing/Multifamily – 0.9% (0.9% of Total Investments)
115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	129,326
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
290	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1,	No Opt. Call	BBB+	347,339
	4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB+	74,048
175	5.250%, 8/15/49	8/24 at 100.00	BBB+	196,915
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	1,143,231
	Series 2012A, 5.500%, 8/15/47
845	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak	9/19 at 100.00	N/R	846,656
	Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28
2,550	Total Housing/Multifamily			2,737,515
	Tax Obligation/General – 24.5% (24.7% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	AA	1,130,120
	5.000%, 2/01/29
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014,	8/24 at 100.00	AA	1,176,220
	5.000%, 8/01/31
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	AA	3,618,630
	5.000%, 8/01/34
1,000	California State, General Obligation Bonds, Various Purpose Series 2009,	11/19 at 100.00	AA	1,007,940
	6.000%, 11/01/39
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA	2,043,620
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	AA	2,826,750
2,500	5.000%, 2/01/43	2/23 at 100.00	AA	2,802,300
2,240	5.000%, 11/01/43	11/23 at 100.00	AA	2,567,130
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	AA	5,830,250
1,970	5.000%, 10/01/39	10/24 at 100.00	AA	2,306,614
2,000	California State, General Obligation Bonds, Various Purpose Series 2018,	4/26 at 100.00	AA	2,398,920
	5.000%, 10/01/47
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	5,006,200
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,455,730
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued) August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 290	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	$ 38,819
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,353,900
	Election 2014 Series 2018B, 5.000%, 9/01/45
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	12,616,356
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (5)
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	19,300,544
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
68,235	Total Tax Obligation/General			74,480,043
	Tax Obligation/Limited – 11.6% (11.7% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	9/19 at 100.00	BBB+	1,001,140
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
2,460	5.500%, 10/01/23 – RAAI Insured	9/19 at 100.00	AA	2,467,626
1,000	5.625%, 10/01/33 – RAAI Insured	9/19 at 100.00	AA	1,003,430
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	AA–	1,728,360
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	AA–	1,457,775
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	AA–	3,334,590
	Series 2012G, 5.000%, 11/01/37
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	3,662,640
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,436,166
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,889,952
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	154,192
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District
	2001-1, Senior Series 2013A:
940	5.250%, 9/01/30	9/23 at 100.00	N/R	1,050,130
855	5.750%, 9/01/39	9/23 at 100.00	N/R	960,285
145	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District	9/23 at 100.00	N/R	163,240
	2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
60	0.000%, 7/01/24	No Opt. Call	N/R	52,351
2,108	5.000%, 7/01/58	7/28 at 100.00	N/R	2,203,197
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	88,729
	Project Area, Series 2011B, 6.500%, 10/01/25
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	56,975
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,098,010
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
165	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	182,492
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,937,800
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	118,907
	2011, 7.000%, 10/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
$ 1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	$ 1,183,310
765	5.000%, 9/01/43	9/25 at 103.00	N/R	888,264
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	107,272
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,095,950
	2012A, 5.000%, 10/01/32 – AGM Insured
31,398	Total Tax Obligation/Limited			35,322,783
	Transportation – 19.2% (19.4% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,179,414
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,209,209
4,010	5.750%, 1/15/46	1/24 at 100.00	A–	4,700,763
4,010	6.000%, 1/15/53	1/24 at 100.00	A–	4,754,296
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	AA	6,576,668
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,678,736
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,477,150
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%,	5/22 at 100.00	A+	1,324,732
	5/01/29 (AMT)
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,427,820
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	14,108,107
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,416,105
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	5,523,651
	International Airport, Second Series 2018E, 5.000%, 5/01/48
49,020	Total Transportation			58,376,651
	U.S. Guaranteed – 6.0% (6.1% of Total Investments) (6)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	1,047,700
	2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
955	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	1,003,676
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	1,003,650
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	2,017,380
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
785	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	832,053
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
370	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	409,542
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
5,710	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	769,080
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	2,966,519
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	3,067,214
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued) August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	$ 482,121
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
4,650	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	4,182,536
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	70,357
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	70,545
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	86,825
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	210,955
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
23,150	Total U.S. Guaranteed			18,220,153
	Utilities – 4.8% (4.8% of Total Investments)
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	2,608,740
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	1,202,690
	Series 2016A, 5.000%, 7/01/40
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	509,347
	Series 2016B, 5.000%, 7/01/37
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	4,422,902
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	3,264,803
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	2,383,800
	Series 2018A, 5.000%, 7/01/38
11,345	Total Utilities			14,392,282
	Water and Sewer – 13.1% (13.3% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	Baa3	1,483,831
2,675	5.000%, 11/21/45, 144A (AMT)	7/22 at 100.00	Baa3	2,870,703
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,226,563
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,428,600
	Water District Series 2016, 5.000%, 3/01/41
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	7,395,360
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,528,191
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	5,122,400
	2018B, 5.000%, 7/01/38
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,779,260
	2018A, 5.000%, 6/01/38
270	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	Ca	274,050
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
145	5.500%, 7/01/28	7/22 at 100.00	Ca	153,700
535	5.750%, 7/01/37	7/22 at 100.00	Ca	568,438
435	6.000%, 7/01/47	7/22 at 100.00	Ca	463,275

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
$ 2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	$ 2,919,147
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,682,290
32,885	Total Water and Sewer			39,895,808
$ 261,867	Total Long-Term Investments (cost $246,440,370)			287,002,160

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.6% (4.6% of Total Investments)
	MUNICIPAL BONDS – 4.6% (4.6% of Total Investments)
	Education and Civic Organizations – 1.0% (1.0% of Total Investments)
$ 3,000	University of California, General Revenue Bonds, Variable Rate Demand Obligations, Refunding
	Series 2013AL, 1.250%, 5/15/48 (7)	11/19 at 100.00	A-1+	$ 3,000,000
	Health Care – 3.6% (3.6% of Total Investments)
750	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,
	Variable Rate Demand Obligations, Series 2011C, 1.210%, 3/01/47 (7)	10/19 at 100.00	A-1	750,000
8,050	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,
	Variable Rate Demand Obligations, Series 2008A, 1.280%, 4/01/32 (7)	10/19 at 100.00	A-1+	8,050,000
2,100	California Statewide Communities Development Authority, Revenue Bonds, SWEEP Loan Program,
	Variable Rate Demand Obligations, Variable Rate Demand Series 2007A, 1.190%, 8/01/35 (7)	11/19 at 100.00	A-1+	2,100,000
10,900	Total Health Care			10,900,000
$ 13,900	Total Short-Term Investments (cost $13,900,000)			13,900,000
	Total Investments (cost $260,340,370) – 99.1%			300,902,160
	Other Assets Less Liabilities – 0.9%			2,878,955
	Net Asset Applicable to Common Shares – 100%			$ 303,781,115

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as (COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 88.6% (89.3% of Total Investments)
	MUNICIPAL BONDS – 88.6% (89.4% of Total Investments)
	Consumer Staples – 4.4% (4.5% of Total Investments)
$ 1,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	$ 1,135,585
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	9/19 at 29.71	N/R	295,920
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	1,003,580
	Bonds, Series 2005A-1, 5.500%, 6/01/45
3,100	Total Consumer Staples			2,435,085
	Education and Civic Organizations – 2.7% (2.7% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,	11/19 at 100.00	A2	871,003
	Series 2009, 5.500%, 11/01/39
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	112,320
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	39,507
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	297,341
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
150	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	160,017
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
1,410	Total Education and Civic Organizations			1,480,188
	Financials – 0.7% (0.7% of Total Investments)
500	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	363,750
	Series 2007A Sr. Bond, 0.000%, 8/01/44 (4)
	Health Care – 9.9% (10.0% of Total Investments)
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,305,220
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of	11/19 at 100.00	AA–	1,008,790
	Orange County, Series 2009A, 6.500%, 11/01/38
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	80,091
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	87,385
	Services, Refunding Series 2014A, 5.000%, 10/01/38
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	172,404
	Services, Series 2014B, 5.000%, 10/01/44
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	23,637
	Refunding Series 2017A, 5.000%, 7/01/42
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	117,364
	2017A, 5.250%, 11/01/41
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,171,250
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	171,076
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	897,726
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	$ 425,402
	2011, 7.500%, 12/01/41
4,820	Total Health Care			5,460,345
	Housing/Multifamily – 0.9% (0.9% of Total Investments)
55	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1,	No Opt. Call	BBB+	65,875
	4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB+	17,088
40	5.250%, 8/15/49	8/24 at 100.00	BBB+	45,009
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	75,496
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	275,930
	Series 2012B, 7.250%, 8/15/47
430	Total Housing/Multifamily			479,398
	Long-Term Care – 1.9% (2.0% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	1,070,230
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 17.4% (17.5% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,595,075
	Bonds, Series 2009B, 6.000%, 5/01/34
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	1,256,400
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/37
195	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	26,103
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,050,991
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
10,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	4,125,200
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	9/19 at 100.00	AA+	501,620
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
14,635	Total Tax Obligation/General			9,555,389
	Tax Obligation/Limited – 10.0% (10.0% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	AA–	212,434
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,220,880
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,436,166
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	33,041
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	234,604
190	5.750%, 9/01/39	9/23 at 100.00	N/R	213,397
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	39,403
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
9	0.000%, 7/01/24	No Opt. Call	N/R	7,852
374	5.000%, 7/01/58	7/28 at 100.00	N/R	390,890

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	$ 16,637
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,790
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,500	San Francisco City and County, California, Certificates of Participation, Multiple	9/19 at 100.00	AA+	1,504,890
	Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	27,024
	2011, 7.000%, 10/01/26
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	107,272
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
4,838	Total Tax Obligation/Limited			5,467,280
	Transportation – 14.8% (14.9% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,891,725
	Subordinate Series 2019S-H, 5.000%, 4/01/44
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	473,005
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	A–	1,014,005
865	6.000%, 1/15/53	1/24 at 100.00	A–	1,025,553
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,231,830
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%,	5/22 at 100.00	A+	333,408
	5/01/31 (AMT)
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	2,185,256
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
6,750	Total Transportation			8,154,782
	U.S. Guaranteed – 4.9% (4.9% of Total Investments) (5)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	55,402
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	80,585
210	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	220,704
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+	512,655
	Series 2010A-1, 6.000%, 3/01/35 (Pre-refunded 3/01/20)
80	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	88,550
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
3,805	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	512,495
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	252,205
	2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	766,803
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	104,094
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	16,236
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$ 15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	$ 16,280
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	16,280
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	44,026
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
5,885	Total U.S. Guaranteed			2,686,315
	Utilities – 11.7% (11.8% of Total Investments)
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	503,283
	Series 2016B, 5.000%, 7/01/37
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	1,527,466
	Series 2017A, 5.000%, 7/01/42
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,599,480
	Series 2009C, 6.500%, 11/01/39
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	2,822,352
	2007A, 5.250%, 11/01/24
5,060	Total Utilities			6,452,581
	Water and Sewer – 9.3% (9.4% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,253,860
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,	7/22 at 100.00	Baa3	1,153,647
	Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%,
	11/21/45 (AMT), 144A
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	467,561
	2017A, 5.250%, 6/01/47
45	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	N/R	45,675
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	N/R	26,500
100	5.750%, 7/01/37	7/22 at 100.00	N/R	106,250
80	6.000%, 7/01/47	7/22 at 100.00	N/R	85,200
1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,549,630
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	418,807
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32
4,225	Total Water and Sewer			5,107,130
$ 52,653	Total Long-Term Investments (cost $41,489,337)			$ 48,712,473

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 10.6% (10.7% of Total Investments)
	MUNICIPAL BONDS – 10.6% (10.6% of Total Investments)
	Health Care – 6.5% (6.5% of Total Investments)
$ 2,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	10/19 at 100.00	A-1+	$ 2,000,000
	Variable Rate Demand Obligations, Series 2008A, 1.280%, 4/01/32 (6)
200	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	10/19 at 100.00	A-1	200,000
	HealthCare, Variable Rate Demand Obligations, Refunding Series 2009D, 1.210%, 8/01/35 (6)
250	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	10/19 at 100.00	A-1+	250,000
	Variable Rate Demand Obligations, Series 2006C, 1.330%, 6/01/41 (6)
460	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	10/19 at 100.00	A-1+	460,000
	Permanente, Variable Rate Demand Obligations, Series 2009C-3, 1.320%, 4/01/45 (6)
650	California Statewide Community Development Authority, Revenue Bonds, Kaiser	10/19 at 100.00	A-1+	650,000
	Permanente System, Variable Rate Demand Obligations, Series 2003B, 1.250%, 8/15/25 (6)
3,560	Total Health Care			3,560,000
	Tax Obligation/Limited – 1.8% (1.9% of Total Investments)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	10/19 at 100.00	A-1	1,000,000
	Bonds, Variable Rate Demand Obligations, Series 2008A, 1.150%, 4/01/38 (6)
	Water and Sewer – 2.3% (2.3% of Total Investments)
1,250	Metropolitan Water District of Southern California, Water Revenue Bonds, Variable	10/19 at 100.00	A-1	1,250,000
	Rate Demand Obligations, Series 2017A, 1.150%, 7/01/47 (6)
$ 5,810	Total Short-Term Investments (cost $5,810,000)			5,810,000
	Total Investments (cost $47,299,337) – 99.2%			54,522,473
	Other Assets Less Liabilities – 0.8%			435,534
	Net Asset Applicable to Common Shares – 100%			$ 54,958,007

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as (COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.3% (99.3% of Total Investments)
	MUNICIPAL BONDS – 154.3% (99.3% of Total Investments)
	Consumer Staples – 6.6% (4.3% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/19 at 100.00	A3	$ 237,357
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	9/19 at 100.00	B2	6,391,847
325	5.650%, 6/01/41	9/19 at 100.00	B2	327,090
1,320	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/19 at 100.00	Baa1	1,329,095
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
6,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	6,636,029
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	25,535,177
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,789,814
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
8,450	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	8,479,913
	Bonds, Series 2005A-1, 5.375%, 6/01/38
51,490	Total Consumer Staples			52,726,322
	Education and Civic Organizations – 5.7% (3.7% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,152,921
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA	3,582,270
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB–	5,031,243
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,999,296
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,700,672
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,755,156
	5.000%, 1/01/48
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	717,169
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	846,570
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,601,498
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	323,081
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,945,731
300	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	320,034
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
180	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	200,961
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	12,416,100
38,575	Total Education and Civic Organizations			45,592,702

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.6% (1.0% of Total Investments)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
$ 5,337	0.000%, 8/01/43 (4)	No Opt. Call	N/R	$ 3,882,614
349	0.000%, 8/01/44 (4)	No Opt. Call	N/R	48,055
3,983	0.000%, 8/01/44 (4)	No Opt. Call	N/R	2,897,337
478	0.000%, 8/01/45 (4)	No Opt. Call	N/R	65,674
1,450	0.000%, 8/01/45 (4)	No Opt. Call	N/R	1,055,220
6,583	0.000%, 8/01/46 (4)	No Opt. Call	N/R	4,789,384
18,180	Total Financials			12,738,284
	Health Care – 16.4% (10.6% of Total Investments)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	509,124
	Health, Refunding Series 2015A, 5.000%, 8/15/43
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	AA–	14,777,924
5,000	5.000%, 11/15/46	11/26 at 100.00	AA–	6,041,900
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	11,537,988
	Health, Refunding Series 2017A, 5.000%, 11/15/48
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	AA–	22,006,341
7,500	5.000%, 11/15/46	11/25 at 100.00	AA–	8,906,400
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	4,289,215
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,397,417
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,197,450
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	AA–	1,107,890
	Medical Center, Series 2012A, 5.000%, 11/15/35
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,241,800
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,883,283
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,219,260
	Services, Series 2012A, 5.000%, 10/01/33
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,637,022
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,218,208
	Services, Series 2014B, 5.000%, 10/01/44
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	359,411
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	295,465
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,996,955
	2017A, 5.250%, 11/01/36
5,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	5,848,856
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	16,856,664
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,358,180
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
$ 700	5.750%, 7/01/24	9/19 at 100.00	CC	$ 699,951
4,240	5.750%, 7/01/30	9/19 at 100.00	CC	4,239,873
105	5.750%, 7/01/35	9/19 at 100.00	CC	104,996
3,440	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	3,595,557
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	951,558
	2011, 7.500%, 12/01/41
113,100	Total Health Care			130,278,688
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
500	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	562,285
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,215	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1,	No Opt. Call	BBB+	1,455,230
	4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB+	296,192
705	5.250%, 8/15/49	8/24 at 100.00	BBB+	793,287
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	167,171
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	386,302
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	B1	151,936
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,592,739
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	764,336
185	5.000%, 6/15/49	6/24 at 100.00	A	209,244
7,465	Total Housing/Multifamily			8,378,722
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	2,408,018
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,535,885
	Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,943,903
	Tax Obligation/General – 32.2% (20.8% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA	1,084,610
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	AA	1,983,408
	5.000%, 8/01/33
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,300	5.500%, 11/01/39	11/19 at 100.00	AA	1,308,411
2,350	6.000%, 11/01/39	11/19 at 100.00	AA	2,368,659
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA	6,145,860
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	AA	2,153,600
4,090	5.000%, 9/01/41	9/21 at 100.00	AA	4,396,505
2,625	5.000%, 10/01/41	10/21 at 100.00	AA	2,829,251

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$ 3,500	5.000%, 4/01/37	4/23 at 100.00	AA	$ 3,957,450
2,000	5.000%, 2/01/43	2/23 at 100.00	AA	2,241,840
5,520	5.000%, 11/01/43	11/23 at 100.00	AA	6,326,141
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA	2,880,340
9,000	5.000%, 12/01/43	12/23 at 100.00	AA	10,339,470
9,000	5.000%, 10/01/44	10/24 at 100.00	AA	10,519,920
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	AA	9,389,680
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	AA	6,535,591
7,995	California State, General Obligation Bonds, Various Purpose Series 2017,	11/27 at 100.00	AA	9,945,780
	5.000%, 11/01/47
6,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	7,432,873
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	10,276,022
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	12,356,580
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,445,765
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,833,225
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,801,303
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
1,125	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,102,714
	Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	9,414,363
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,541,560
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,582,771
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (5)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,354,542
	Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	5,713,700
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (5)	8/37 at 100.00	AA	26,461,212
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	44,108,109
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	16,230,835
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,890,950
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39
3,905	West Kern Community College District, California, General Obligation Bonds, Election	10/19 at 100.00	A+	3,927,805
	2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,109,921
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
247,590	Total Tax Obligation/General			255,990,766
	Tax Obligation/Limited – 34.0% (21.8% of Total Investments)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	730,024
	19C, Series 2013A, 5.000%, 9/01/27

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	9/19 at 100.00	AA	$ 1,003,430
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
6,700	Brea and Olinda Unified School District, Orange County, California, Certificates of	9/19 at 100.00	AA	6,721,038
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,653,790
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	11/19 at 100.00	AA+	1,218,669
1,535	5.000%, 12/01/20 – AMBAC Insured	9/19 at 100.00	AA+	1,539,636
1,615	5.000%, 12/01/21 – AMBAC Insured	9/19 at 100.00	AA+	1,619,732
1,695	5.000%, 12/01/22 – AMBAC Insured	9/19 at 100.00	AA+	1,699,949
1,780	5.000%, 12/01/23 – AMBAC Insured	9/19 at 100.00	AA+	1,785,198
1,865	5.000%, 12/01/24 – AMBAC Insured	9/19 at 100.00	AA+	1,870,427
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	AA–	8,092,280
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	AA–	3,059,123
2,065	5.000%, 4/01/31	4/22 at 100.00	AA–	2,260,865
1,315	California State Public Works Board, Lease Revenue Bonds, Department of Veterans	10/19 at 100.00	AA–	1,319,405
	Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%,
	11/01/19 – AMBAC Insured
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	AA–	23,717,181
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	AA–	2,239,108
	California, Various Projects Series 2013A, 5.000%, 3/01/33
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,264,944
530	5.750%, 8/01/26	8/20 at 100.00	N/R	548,179
	El Monte, California, Senior Lien Certificates of Participation, Department of Public
	Services Facility Phase II, Series 2001:
3,085	5.000%, 1/01/21 – AMBAC Insured	9/19 at 100.00	Aa2	3,094,348
5,000	5.250%, 1/01/34 – AMBAC Insured	9/19 at 100.00	Aa2	5,157,400
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,107,700
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	AA–	53,788,468
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	AA–	1,144,100
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,688,794
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,524,040
1,365	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,488,410
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,279,764
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,341,034
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,265,511
	Refunding Series 2015, 5.000%, 9/01/40

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	$ 2,283,960
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,138,370
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	9/19 at 100.00	Aa2	6,206,775
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	9,815,882
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,859,455
4,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/28 at 100.00	AAA	5,030,880
	Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,989,226
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	530,974
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	71,589
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
3,760	5.250%, 9/01/30	9/23 at 100.00	N/R	4,200,522
3,360	5.750%, 9/01/39	9/23 at 100.00	N/R	3,773,750
545	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	613,556
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,975	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,214,647
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
341	0.000%, 7/01/24	No Opt. Call	N/R	297,526
9,175	5.000%, 7/01/58	7/28 at 100.00	N/R	9,589,343
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
447	4.329%, 7/01/40	7/28 at 100.00	N/R	455,381
12	4.536%, 7/01/53	7/28 at 100.00	N/R	12,195
178	4.784%, 7/01/58	7/28 at 100.00	N/R	183,118
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,253,059
	District 1, Series 2013, 5.500%, 9/01/39
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	44,364
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	712,028
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,901,078
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	463,036
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,556,563
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	10,053,615
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,483,351
550	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	Aa3	564,619
	1993A, 5.400%, 11/01/20 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,110	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AAA	$ 1,139,504
	1993B, 5.400%, 11/01/20
330	San Bernardino Joint Powers Financing Authority, California, Certificates of	9/19 at 100.00	Baa2	331,082
	Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 –
	NPFG Insured
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	244,993
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,098,010
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	9/19 at 100.00	AAA	1,484,662
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
665	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	735,497
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation	No Opt. Call	AA	2,513,484
	Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 –
	NPFG Insured
2,000	San Francisco City and County, California, Certificates of Participation, Multiple	9/19 at 100.00	AA+	2,006,200
	Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	412,505
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of	9/20 at 100.00	AA	5,375,416
	Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,070,441
	Series 2012D, 5.000%, 9/01/36
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	54,049
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	4,259,916
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	2,341,061
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,080,150
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,931,775
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	383,047
790	5.250%, 9/01/45	9/25 at 100.00	N/R	855,704
4,195	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,686,612
	5.500%, 9/01/31
238,728	Total Tax Obligation/Limited			269,525,517
	Transportation – 15.8% (10.2% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	10,705,414
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	8,082,990
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	A–	17,449,090
14,885	6.000%, 1/15/53	1/24 at 100.00	A–	17,647,805

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
$ 150	5.000%, 5/15/31	5/25 at 100.00	AA	$ 181,023
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,518,056
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,599,662
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	AA–	4,906,360
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	59,706,163
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital	9/19 at 100.00	Baa2	3,501,890
	Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured
104,975	Total Transportation			125,298,453
	U.S. Guaranteed – 11.9% (7.6% of Total Investments) (6)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	3,108,000
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)
2,905	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%,	3/21 at 100.00	N/R	3,121,974
	3/01/26 (Pre-refunded 3/01/21)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	1,288,238
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA	1,687,718
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA+	3,353,010
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,975,580
460	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	483,446
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,384,700
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,662,000
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	779,310
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	5,018,250
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	2,017,380
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage	No Opt. Call	AA+	6,101,880
	Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
25	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	26,432
25	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	26,186
75	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	79,051
275	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	289,853
525	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	553,355
810	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	855,077
3,750	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	3,964,838
170	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	188,168
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	9,331,585
7,500	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	7,567,650

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
$ 1,500	6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	$ 1,586,490
2,595	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	2,744,628
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	230,103
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	32,472
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	32,559
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	43,412
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997
	Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	1,486,922
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	1,989,158
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,738,572
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	2,045,148
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,531,085
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds
	Series 2010:
1,205	5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	1,253,911
3,250	5.250%, 9/01/39 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	3,389,913
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial	11/19 at 100.00	N/R	6,049,980
	Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39
	(Pre-refunded 11/01/19)
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	104,562
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	1,084,300
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
151,350	Total U.S. Guaranteed			94,206,896
	Utilities – 8.2% (5.3% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A+	3,394,966
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,659,465
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	11,056,100
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	4,931,074
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	5,958,050
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	7,379,683
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	20,122,144
	Series 2017C, 5.000%, 7/01/47
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	5,334,187
	Tender Option Bond Trust 2015-XF2047, 13.862%, 7/01/43, 144A (IF) (7)
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I	1/20 at 100.00	Aa2	1,012,930
	Revenue Bonds, Series 2010-1, 5.000%, 7/01/28
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA	3,463,346
	Project Series 2014A, 5.000%, 7/01/37
53,745	Total Utilities			65,311,945

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 20.3% (13.0% of Total Investments)
$ 7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	$ 8,591,876
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	7,335,081
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	4,489,601
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	3,261,720
	Financing, Series 2012, 5.000%, 9/01/41
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,626,791
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	17,699,200
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	12,261,857
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,961,635
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,220,380
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	11,555,428
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,211,850
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,755,494
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,222,450
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	11,240,210
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,280,320
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,986,395
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,248,160
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	9/19 at 100.00	N/R	1,502,085
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
1,070	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	N/R	1,086,050
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
580	5.500%, 7/01/28	7/22 at 100.00	N/R	614,800
2,140	5.750%, 7/01/37	7/22 at 100.00	N/R	2,273,750
1,750	6.000%, 7/01/47	7/22 at 100.00	N/R	1,863,750
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,933,625
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,909,720
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	AA–	33,671,724
	Bonds, Series 2017D, 5.000%, 11/01/33 (UB) (7)
134,520	Total Water and Sewer			160,803,952
$ 1,163,268	Total Long-Term Investments (cost $1,066,476,003)			$ 1,224,796,150

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.1% (0.7% of Total Investments)
	MUNICIPAL BONDS – 1.1% (0.7% of Total Investments)
	Education and Civic Organizations – 0.4% (0.2% of Total Investments)
$ 3,000	University of California, General Revenue Bonds, Variable Rate Demand Obligations, Refunding	11/19 at 100.00	A-1+	$ 3,000,000
	Series 2013AL, 1.250%, 5/15/48 (8)
	Health Care – 0.7% (0.5% of Total Investments)
6,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	10/19 at 100.00	A-1+	6,000,000
	System, Variable Rate Demand Obligations, Series 2004M, 1.250%, 4/01/38 (8)
$ 9,000	Total Short-Term Investments (cost $9,000,000)			9,000,000
	Total Investments (cost $1,075,476,003) – 155.4%			1,233,796,150
	Floating Rate Obligations – (2.6)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (17.6)% (9)			(139,971,302)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (36.6)% (10)			(290,361,430)
	Other Assets Less Liabilities – 1.4%			11,281,350
	Net Asset Applicable to Common Shares – 100%			$ 793,769,768

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as (COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.3%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.8% (100.0% of Total Investments)
	Consumer Staples – 6.9% (4.5% of Total Investments)
$ 770	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/19 at 100.00	A3	$ 777,723
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/19 at 100.00	N/R	1,000,130
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
13,840	5.600%, 6/01/36	9/19 at 100.00	B2	13,931,206
17,560	5.650%, 6/01/41	9/19 at 100.00	B2	17,672,911
3,735	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/19 at 100.00	BB–	3,745,271
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45
3,315	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/19 at 100.00	Baa1	3,337,840
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/19 at 19.33	N/R	4,821,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
31,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	32,914,914
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	41,020,427
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	27,441,533
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	9/19 at 20.28	N/R	3,755,730
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
8,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	8,530,090
	Bonds, Series 2005A-1, 5.375%, 6/01/38
3,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	9/19 at 100.00	B+	3,206,688
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.125%, 6/01/46
194,055	Total Consumer Staples			162,156,213
	Education and Civic Organizations – 5.5% (3.6% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,392,080
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University,	No Opt. Call	AAA	10,884,020
	Refunding Series 2014U-6, 5.000%, 5/01/45
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	835,416
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,057,600
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	6,048,432
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,119,780
	5.000%, 10/01/38
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	22,607,187
	5.000%, 1/01/48
390	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	391,946
	School, Series 2017A, 5.000%, 5/01/27, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	$ 1,823,981
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,426,834
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,818,473
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,537,791
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	928,872
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,669,754
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,366,140
	for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	6,880,731
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
1,795	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	2,004,028
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M,	5/27 at 100.00	AA–	21,705,587
	5.000%, 5/15/47
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	8,433,181
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,553,685
107,635	Total Education and Civic Organizations			129,485,518
	Financials – 0.3% (0.2% of Total Investments)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
699	0.000%, 8/01/44 (4)	No Opt. Call	N/R	96,111
2,123	0.000%, 8/01/44 (4)	No Opt. Call	N/R	1,544,224
1,987	0.000%, 8/01/45 (4)	No Opt. Call	N/R	273,230
6,034	0.000%, 8/01/45 (4)	No Opt. Call	N/R	4,390,155
3,200	0.000%, 8/01/54	No Opt. Call	N/R	617,272
14,043	Total Financials			6,920,992
	Health Care – 15.4% (10.0% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,520,694
	HealthCare, Series 2014A, 5.000%, 8/01/43
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	1,521,453
	Health, Refunding Series 2015A, 5.000%, 8/15/43
31,575	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	38,154,599
	Health, Refunding Series 2016B, 5.000%, 11/15/46
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	19,297,200
	Health, Series 2016A, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	AA–	7,727,155
7,250	5.000%, 11/15/48	11/27 at 100.00	AA–	8,884,802
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	16,743,450
	Center, Refunding Series 2016B, 4.000%, 8/15/39
2,400	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	2,873,880
	Angeles, Series 2017A, 5.000%, 8/15/47
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,985,097
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,387,038
	Services, Series 2012A, 5.000%, 10/01/33

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 3,930	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	$ 4,579,000
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,625,890
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,381,975
	Health, Refunding Series 2016A, 4.000%, 10/01/47
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	9,398,341
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	809,574
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	13,520,333
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,665,859
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	7,006,694
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,342,500
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,140,510
3,575	5.250%, 12/01/44	12/24 at 100.00	BB	4,021,089
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	10,602,047
50,340	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	57,568,824
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,804,104
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,534,180
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	3,043,907
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	27,574,193
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
10,115	5.750%, 7/01/24	9/19 at 100.00	CC	10,114,292
11,035	5.750%, 7/01/30	9/19 at 100.00	CC	11,034,669
7,725	5.750%, 7/01/35	9/19 at 100.00	CC	7,724,691
10,415	5.500%, 7/01/39	9/19 at 100.00	CC	10,414,792
1,890	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,975,466
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	9/19 at 100.00	A1	6,222,196
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series	11/20 at 100.00	BB	1,950,064
	2010A, 6.500%, 11/01/29
7,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	9,156,932
	5.000%, 11/01/39
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	19,478,952
	2011, 7.500%, 12/01/41
322,515	Total Health Care			363,786,442

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.3% (0.9% of Total Investments)
$ 1,460	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	$ 1,641,872
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
3,560	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1,	No Opt. Call	BBB+	4,263,883
	4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
1,680	5.250%, 8/15/39	8/24 at 100.00	BBB+	1,913,856
2,150	5.250%, 8/15/49	8/24 at 100.00	BBB+	2,419,245
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,062,677
6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,481,905
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,326,582
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	B1	1,437,970
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	B1	1,067,870
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,317,699
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
28,875	Total Housing/Multifamily			31,933,559
	Tax Obligation/General – 35.7% (23.2% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,799,496
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	22,834,216
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	AA	3,549,802
5,245	5.000%, 9/01/36	9/22 at 100.00	AA	5,822,789
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	AA	10,464,911
1,710	5.000%, 2/01/31	2/23 at 100.00	AA	1,931,890
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	AA	4,677,263
4,600	5.000%, 8/01/33	8/26 at 100.00	AA	5,702,298
8,000	5.000%, 9/01/37	9/26 at 100.00	AA	9,856,080
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	AA	7,965,563
11,000	5.000%, 8/01/34	8/25 at 100.00	AA	13,268,310
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	AA	6,176,650
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 –	9/19 at 100.00	Aa3	140,483
	FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2009:
8,505	5.500%, 11/01/39	11/19 at 100.00	AA	8,560,027
67,235	6.000%, 11/01/39	11/19 at 100.00	AA	67,768,846
	California State, General Obligation Bonds, Various Purpose Series 2010:
16,000	6.000%, 3/01/33	3/20 at 100.00	AA	16,388,960
15,060	5.500%, 3/01/40	3/20 at 100.00	AA	15,388,459
12,605	5.250%, 11/01/40	11/20 at 100.00	AA	13,193,023

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2011:
$ 13,835	5.250%, 10/01/28	10/21 at 100.00	AA	$ 15,020,936
14,520	5.000%, 9/01/31	9/21 at 100.00	AA	15,635,136
15,025	5.000%, 9/01/41	9/21 at 100.00	AA	16,150,973
21,420	5.000%, 10/01/41	10/21 at 100.00	AA	23,086,690
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	AA	11,239,158
9,755	5.000%, 2/01/43	2/23 at 100.00	AA	10,934,575
15,145	5.000%, 4/01/43	4/23 at 100.00	AA	17,061,448
7,240	5.000%, 11/01/43	11/23 at 100.00	AA	8,297,330
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	AA	29,116,268
8,910	5.000%, 10/01/39	10/24 at 100.00	AA	10,432,452
10,245	5.000%, 12/01/43	12/23 at 100.00	AA	11,769,763
1,815	5.000%, 10/01/44	10/24 at 100.00	AA	2,121,517
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	AA	11,150,245
3,780	California State, General Obligation Bonds, Various Purpose Series 2017,	11/27 at 100.00	AA	4,702,320
	5.000%, 11/01/47
8,360	California State, General Obligation Bonds, Various Purpose Series 2018,	4/26 at 100.00	AA	10,027,486
	5.000%, 10/01/47
8,000	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B,	10/28 at 100.00	AA	10,049,920
	5.000%, 10/01/48
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	4,227,873
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	17,139,600
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	9,083,100
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	4,151,763
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,578,919
	General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,369,150
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,178,812
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (5)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	4,856,228
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41 (WI/DD, Settling 9/5/19)
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/28 at 100.00	Aa1	11,539,510
	Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,591,149
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,613,577
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	9,525,626
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,414,847
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,676,038
	2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Bonds, Refunding	2/22 at 103.00	A+	2,965,447
	Series 2001A, 5.750%, 8/01/30 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa2	$ 10,704,156
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	6,628,451
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	6,083,100
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (5)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	AA	13,307,000
	Election of 2008 Series 2009B, 0.000%, 8/01/44
4,250	San Diego Community College District, California, General Obligation Bonds, Refunding	8/26 at 100.00	AAA	5,194,010
	Series 2016, 5.000%, 8/01/41
8,075	San Dieguito Union High School District, San Diego County, California, General	8/28 at 100.00	Aa1	9,318,954
	Obligation Bonds, Election 2012, Series 2018D-2, 4.000%, 8/01/42
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	AAA	5,976,150
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	8,662,920
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	25,695,172
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,039,513
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,387,466
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,890,595
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,700	Santa Barbara Unified School District, Santa Barbara County, California, General	8/27 at 100.00	Aa1	7,637,799
	Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	8,459,916
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,602,270
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	3,834,278
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
6,245	Southwestern Community College District, San Diego County, California, General	8/21 at 100.00	Aa2	6,726,802
	Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,279,260
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (5)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	26,742,820
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,657,806
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,758,954
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,198,259
3,500	5.500%, 8/01/40	8/24 at 100.00	Aa3	4,173,155
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa3	2,233,970
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	136,211,693
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
809,595	Total Tax Obligation/General			842,601,391

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 25.2% (16.4% of Total Investments)
$ 1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	$ 1,926,786
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	9/19 at 100.00	N/R	1,655,695
	10/01/36 – AMBAC Insured
2,765	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	9/19 at 100.00	AA	2,773,572
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	25,887,102
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	AA–	12,362,557
18,135	5.250%, 9/01/32	9/23 at 100.00	AA–	20,934,137
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	AA–	10,040,207
1,450	5.250%, 9/01/33	9/23 at 100.00	AA–	1,670,748
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	AA–	12,274,465
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	AA–	20,293,181
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	AA–	1,128,470
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	AA–	1,135,830
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	AA–	2,895,708
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	AA–	4,190,468
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	AA–	11,404,192
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	AA–	15,767,294
	Series 2014E, 5.000%, 9/01/39
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,107,700
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
3,250	5.000%, 6/01/40	6/25 at 100.00	AA–	3,835,618
86,320	5.000%, 6/01/45	6/25 at 100.00	AA–	101,320,690
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	AA–	1,144,100
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	10,322,910
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,414,710
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,432,880
	Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured
2,910	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	3,173,093
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	628,320
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,243,349
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,432,719
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,277,243
	5.000%, 9/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	$ 923,481
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,138,370
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	9/19 at 100.00	Aa2	14,970,460
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	6,311,848
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,887,984
5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	6,464,672
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
6,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/28 at 100.00	AAA	7,546,320
	Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	13,093,737
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,989,116
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	19,345,267
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,995,629
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A	1,798,859
750	7.000%, 9/01/31	9/21 at 100.00	A	834,705
1,835	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One	9/24 at 100.00	BBB+	2,114,122
	2, Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	9/19 at 100.00	A+	1,004,470
	2009, 7.000%, 3/01/34
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	1,822,767
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
23,110	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	26,734,341
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,355	5.250%, 9/01/30	9/23 at 100.00	N/R	12,685,352
10,175	5.750%, 9/01/39	9/23 at 100.00	N/R	11,427,949
1,695	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,908,214
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
9,670	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	9/19 at 100.00	N/R	9,762,735
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,246,700
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
161	0.000%, 7/01/24	No Opt. Call	N/R	140,474
52,751	0.000%, 7/01/46	7/28 at 41.38	N/R	14,165,754
167,948	0.000%, 7/01/51	7/28 at 30.01	N/R	32,639,014
8,004	5.000%, 7/01/58	7/28 at 100.00	N/R	8,365,461
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,455	4.329%, 7/01/40	7/28 at 100.00	N/R	1,482,281
43	4.536%, 7/01/53	7/28 at 100.00	N/R	43,697
583	4.784%, 7/01/58	7/28 at 100.00	N/R	599,761

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	$ 4,129,475
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
1,500	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress	9/19 at 100.00	A+	1,504,500
	Area Project, Series 2003A, 5.000%, 9/01/20 – NPFG Insured
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,064,746
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	6,325,000
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,074,249
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,818,787
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	600,760
710	5.000%, 9/01/42	9/22 at 100.00	N/R	760,431
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	447,878
575	5.000%, 9/01/37	9/25 at 100.00	N/R	659,698
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,670,070
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds,
	Series 1993A:
370	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	379,835
3,320	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	3,408,246
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	3,057,152
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	9/19 at 100.00	A	1,004,550
1,325	8.000%, 8/01/38	9/19 at 100.00	A	1,331,267
625	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	712,188
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,344,251
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,766,000
	Bonds, Series 2014A, 5.000%, 4/01/44
2,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,212,020
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,937,800
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	276,813
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	1,421,476
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,928,825
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
$ 1,750	5.500%, 9/01/27, 144A	No Opt. Call	N/R	$ 1,836,608
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,560,808
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	6,005,634
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,459,310
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	9/19 at 100.00	Baa2	6,879,137
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,775,439
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,448,602
	2013, 5.000%, 9/01/34
701,845	Total Tax Obligation/Limited			595,918,839
	Transportation – 22.5% (14.6% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	8,349,066
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,473,179
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	11,878,420
	Subordinate Series 2019S-H, 5.000%, 4/01/49
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	24,817,773
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
45,735	5.750%, 1/15/46	1/24 at 100.00	A–	53,613,311
45,725	6.000%, 1/15/53	1/24 at 100.00	A–	54,212,017
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,418,412
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	AA	3,071,770
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	AA	13,438,713
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	AA	3,512,610
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	AA	13,159,142
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	1,283,925
	Airport, Series 2010D, 5.000%, 5/15/40 (UB) (6)
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	AA–	1,796,295
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	AA–	2,141,157
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	AA–	1,199,710
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	AA–	8,057,850
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	AA–	16,442,402
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	AA–	14,203,721
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,909,773
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	AA–	26,628,243
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,795,250
	5.000%, 8/01/44

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
$ 1,160	5.000%, 8/01/34	8/24 at 100.00	AA	$ 1,365,018
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,850,090
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,184,922
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,661,321
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (AMT)	5/22 at 100.00	A+	5,359,144
7,340	5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	8,023,648
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	1,119,410
	Series 2013A, 5.750%, 6/01/44
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	A–	762,261
	Series 2012, 5.000%, 3/01/42
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	A+	10,647,773
	Series 2013B, 5.000%, 7/01/43 (AMT)
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	6,069,550
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	27,531,822
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A+	5,146,380
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	58,920,248
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A+	3,064,400
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	23,844,000
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A+	46,221,521
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A+	24,725,400
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	11,566,885
	International Airport, Second Series 2018E, 5.000%, 5/01/48
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A	3,945,338
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A	3,632,370
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital	9/19 at 100.00	Baa2	1,500,810
	Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured
448,205	Total Transportation			532,545,050
	U.S. Guaranteed – 17.4% (11.3% of Total Investments) (7)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	7,252,000
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%,	3/21 at 100.00	N/R	3,275,040
	3/01/36 (Pre-refunded 3/01/21)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	6,591,386
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University,	2/20 at 100.00	Aa3	4,144,071
	Refunding Series 2010, 5.000%, 2/01/40 (Pre-refunded 2/01/20)
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	6,841,481
	2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20) (UB)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,347,646
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	A2	2,444,198

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 16,405	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA	$ 16,985,901
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured
6,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	6,286,200
	2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	AA+	6,210,739
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
11,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	12,170,233
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	3,943,309
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
2,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project,	11/19 at 100.00	A3	2,021,920
	Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
5,000	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series	6/20 at 100.00	A3	5,197,950
	2010A, 6.250%, 6/01/40 (Pre-refunded 6/01/20)
11,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	11,692,523
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	6,919,613
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+	2,314,443
	Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)
32,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	AA–	33,541,760
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project	10/19 at 100.00	A–	2,918,189
	Area 1, Series 2009A, 7.000%, 10/01/36 (Pre-refunded 10/01/19)
6,365	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	6,746,518
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
10,225	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA–	10,464,981
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
275	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	290,304
525	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	554,731
125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	132,161
250	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	264,323
15,615	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	16,509,583
	National City Community Development Commission, California, Tax Allocation Bonds,
	National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	4,925,572
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,346,560
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R	8,348,625
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1,
	Refunding Series 2010:
3,775	5.875%, 3/01/32 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	3,866,355
1,500	6.000%, 3/01/36 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	1,537,215
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,822,505
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,285,616
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
	Palomar Pomerado Health Care District, California, Certificates of Participation,
	Series 2009:
12,000	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	12,105,840
7,885	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	7,956,123

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	$ 41,761,705
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
1,660	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	1,883,204
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	C	2,602,220
	6.000%, 8/01/26 (ETM)
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	5,845,720
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215	10/20 at 100.00	A–	7,154,190
	Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	10/20 at 100.00	A2	3,042,665
	2010A, 6.000%, 10/01/39 (Pre-refunded 10/01/20)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	11/19 at 100.00	Baa2	1,501,274
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
445	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	N/R	463,063
	Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/20)
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding	8/21 at 100.00	AAA	7,017,270
	Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds,
	Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,662,996
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,333,300
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	12,367,800
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	7,389,761
750	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	11/21 at 100.00	AA–	1,016,348
	Tender Option Bond Trust 2015-XF0226, 14.453%, 6/01/20, 144A (Pre-refunded 11/01/21) (IF) (6)
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	844,280
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	851,968
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	1,063,604
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds,	8/20 at 100.00	AA	2,864,675
	Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)
	San Mateo Union High School District, San Mateo County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
220	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	237,811
1,895	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	2,050,371
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged	3/21 at 100.00	AA+	8,539,811
	Project Area, Series 2011A, 6.750%, 9/01/28 (Pre-refunded 3/01/21)
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation	8/21 at 100.00	BBB+	2,757,992
	Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	A–	1,317,276
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,133,480
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	10,166,768
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	11,479,923
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial
	Redevelopment Project 1, Police Facility Subordinate Series 2009:
12,500	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	12,604,125
5,000	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	5,037,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
$ 865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	$ 952,062
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,576,612
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	4,337,200
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
388,635	Total U.S. Guaranteed			412,112,788
	Utilities – 10.6% (6.9% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	19,279,042
7,610	5.500%, 11/15/37	No Opt. Call	A+	11,029,173
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	37,297,753
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	5,605,064
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA	4,593,600
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	53,498,102
	Series 2017A, 5.000%, 7/01/42
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	65,783,460
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	13,432,525
	Series 2018A, 5.000%, 7/01/38
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	AA	11,431,795
8,215	5.000%, 7/01/39	7/28 at 100.00	AA	10,440,608
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	4,267,350
	Tender Option Bond Trust 2015-XF2047, 13.862%, 7/01/43, 144A (IF) (6)
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,951,175
	Bond Trust 2016-XG0060, 14.449%, 8/15/41, 144A (IF) (6)
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA	1,829,845
1,500	5.000%, 7/01/38	7/24 at 100.00	AA	1,743,180
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	5,324,640
	2007A, 5.000%, 11/01/33
201,960	Total Utilities			249,507,312
	Water and Sewer – 13.0% (8.4% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,274,180
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,793,223
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,913,570
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,269,300
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	4,235,664
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	70,291,980
175	California Statewide Community Development Authority, Water and Wastewater Revenue	9/19 at 100.00	AA	175,553
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 385	California Statewide Community Development Authority, Water and Wastewater Revenue	9/19 at 100.00	AA	$ 386,220
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	2/20 at 100.00	AA	2,651,450
	Tender Option Bond Trust 2016-XG0038, 13.950%, 8/01/39 – AGM Insured, 144A (IF) (6)
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,663,850
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,544,700
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds,	10/20 at 100.00	AA–	5,151,762
	Series 2010, 5.000%, 10/01/40
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	4,637,079
	Financing, Series 2012, 5.000%, 9/01/41
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2011A:
23,430	5.250%, 7/01/39 (UB) (6)	1/21 at 100.00	AA+	24,700,610
2,000	5.000%, 7/01/41	1/21 at 100.00	AA+	2,101,640
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,610,659
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	28,068,749
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	8,085,072
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	12,325,600
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	12,353,500
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,561,200
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	8,301,394
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,761,418
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,510,989
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,222,450
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,419,499
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,790,555
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	9/19 at 100.00	N/R	3,504,865
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
2,570	Public Utilities Commission of the City and County of San Francisco, California,	4/28 at 100.00	AA	3,236,375
	Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/43
3,195	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	N/R	3,242,925
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	N/R	1,833,800
6,390	5.750%, 7/01/37	7/22 at 100.00	N/R	6,789,375
5,235	6.000%, 7/01/47	7/22 at 100.00	N/R	5,575,275
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	No Opt. Call	AA	2,670,642
	Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	$ 3,520,350
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,685,935
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,909,720
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	AA–	6,046,265
	Bonds, Series 2011A, 5.000%, 11/01/41 (UB) (6)
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	AA–	1,038,585
	Bonds, Tender Option Bond Trust 2015-XF0226, 14.353%, 1/01/20, 144A (IF) (6)
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds,
	Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,561,960
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,886,416
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,238,839
	2018, 4.000%, 8/01/46
272,975	Total Water and Sewer			307,543,193
$ 3,490,338	Total Long-Term Investments (cost $3,210,246,647)			3,634,511,297
	Floating Rate Obligations – (1.2)%			(27,580,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.5)% (8)			(319,757,040)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (40.4)% (9)			(953,908,589)
	Other Assets Less Liabilities – 1.3%			29,787,900
	Net Asset Applicable to Common Shares – 100%			$ 2,363,053,568

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as (COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.8%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019 (Unaudited)

	NCA	NCB	NKX	NAC
Assets
Long-term investments, at value (cost $246,440,370, $41,489,337,
$1,066,476,003 and $3,210,246,647, respectively)	$287,002,160	$48,712,473	$1,224,796,150	$3,634,511,297
Short-term investments, at value (cost approximates value)	13,900,000	5,810,000	9,000,000	—
Cash	—	75,676	—	—
Receivable for:
Interest	2,833,256	559,420	13,875,256	41,362,225
Investments sold	1,633,525	—	2,571,344	3,412,698
Other assets	45,457	3,095	336,554	990,424
Total assets	305,414,398	55,160,664	1,250,579,304	3,680,276,644
Liabilities
Cash overdraft	653,032	—	1,902,566	525,855
Floating rate obligations	—	—	20,975,000	27,580,000
Payable for:
Dividends	756,733	150,155	2,346,722	7,767,589
Interest	—	—	289,107	186,780
Investments purchased	—	—	—	4,799,079
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $140,400,000 and $320,000,000, respectively)	—	—	139,971,302	319,757,040
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $292,200,000 and $957,600,000, respectively)	—	—	290,361,430	953,908,589
Accrued expenses:
Management fees	119,183	25,802	611,373	1,722,022
Directors/Trustees fees	43,141	209	147,189	580,330
Professional fees	14,255	12,772	21,444	36,041
Other	46,939	13,719	183,403	359,751
Total liabilities	1,633,283	202,657	456,809,536	1,317,223,076
Net assets applicable to common shares	$303,781,115	$54,958,007	$793,769,768	$2,363,053,568
Common shares outstanding	28,090,999	3,302,122	47,520,334	144,735,059
Net asset value (“NAV”) per common share outstanding	$10.81	$16.64	$16.70	$16.33

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,910	$33,021	$475,203	$1,447,351
Paid-in surplus	266,288,699	47,204,982	637,008,082	1,965,834,275
Total distributable earnings	37,211,506	7,720,004	156,286,483	395,771,942
Net assets applicable to common shares	$303,781,115	$54,958,007	$793,769,768	$2,363,053,568
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2019 (Unaudited)

	NCA	NCB	NKX	NAC
Investment Income	$5,670,616	$1,130,340	$24,359,294	$74,221,606
Expenses
Management fees	689,236	149,515	3,561,848	10,035,069
Interest expense and amortization of offering costs	—	—	3,926,871	13,803,916
Liquidity fees	—	—	1,099,275	2,480,292
Remarketing fees	—	—	341,031	288,765
Custodian fees	18,988	7,674	59,938	157,167
Directors/Trustees fees	3,918	708	15,840	47,148
Professional fees	15,742	13,380	58,043	96,092
Shareholder reporting expenses	11,859	1,876	21,841	53,122
Shareholder servicing agent fees	5,635	68	4,762	16,140
Stock exchange listing fees	3,872	3,472	6,752	20,597
Investor relations expenses	3,282	329	13,293	39,542
Other	12,368	6,880	86,161	196,108
Total expenses	764,900	183,902	9,195,655	27,233,958
Net investment income (loss)	4,905,716	946,438	15,163,639	46,987,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(39,906)	375,329	3,015,149	4,133,131
Change in net unrealized appreciation (depreciation) of investments	19,095,279	3,003,163	69,488,296	196,847,415
Net realized and unrealized gain (loss)	19,055,373	3,378,492	72,503,445	200,980,546
Net increase (decrease) in net assets applicable to
common shares from operations	$23,961,089	$4,324,930	$87,667,084	$247,968,194

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NCA		NCB
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$4,905,716	$9,622,462	$946,438	$2,166,294
Net realized gain (loss) from investments	(39,906)	(1,313,991)	375,329	86,181
Change in net unrealized appreciation (depreciation) of investments	19,095,279	(197,417)	3,003,163	(999,368)
Net increase (decrease) in net assets applicable to common shares
from operations	23,961,089	8,111,054	4,324,930	1,253,107
Distributions to Common Shareholders
Dividends	(4,803,561)	(9,607,122)	(1,000,444)	(2,138,200)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(4,803,561)	(9,607,122)	(1,000,444)	(2,138,200)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	(1,556)	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	17,528	31,943
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	(1,556)	17,528	31,943
Net increase (decrease) in net assets applicable to common shares	19,157,528	(1,497,624)	3,342,014	(853,150)
Net assets applicable to common shares at the beginning of period	284,623,587	286,121,211	51,615,993	52,469,143
Net assets applicable to common shares at the end of period	$303,781,115	$284,623,587	$54,958,007	$51,615,993

See accompanying notes to financial statements.

	NKX		NAC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$15,163,639	$31,321,331	$46,987,648	$97,423,796
Net realized gain (loss) from investments	3,015,149	2,770,988	4,133,131	1,054,229
Change in net unrealized appreciation (depreciation) of investments	69,488,296	(8,325,710)	196,847,415	(34,672,283)
Net increase (decrease) in net assets applicable to common shares
from operations	87,667,084	25,766,609	247,968,194	63,805,742
Distributions to Common Shareholders
Dividends	(14,683,783)	(30,753,357)	(48,196,776)	(97,862,777)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(14,683,783)	(30,753,357)	(48,196,776)	(97,862,777)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(2,889,031)	—	(4,612,925)
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	(2,889,031)	—	(4,612,925)
Net increase (decrease) in net assets applicable to common shares	72,983,301	(7,875,779)	199,771,418	(38,669,960)
Net assets applicable to common shares at the beginning of period	720,786,467	728,662,246	2,163,282,150	2,201,952,110
Net assets applicable to common shares at the end of period	$793,769,768	$720,786,467	$2,363,053,568	$2,163,282,150

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2019 (Unaudited)

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$87,667,084	$247,968,194
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(56,905,607)	(188,778,825)
Proceeds from sales and maturities of investments	60,488,832	185,108,101
Proceeds from (Purchase of) short-term investments, net	(9,000,000)	—
Taxes paid	(7,994)	(12,291)
Amortization (Accretion) of premiums and discounts, net	353,858	4,125,024
Amortization of deferred offering costs	27,635	27,124
(Increase) Decrease in:
Receivable for interest	(38,315)	299,363
Receivable for investments sold	(731,094)	(878,727)
Other assets	(17,841)	(48,351)
Increase (Decrease) in:
Payable for interest	289,107	186,780
Payable for investments purchased	—	4,799,079
Accrued management fees	83,075	230,401
Accrued Directors/Trustees fees	22,509	86,231
Accrued professional fees	(12,997)	(10,943)
Accrued other expenses	11,179	12,490
Net realized (gain) loss from investments	(3,015,149)	(4,133,131)
Change in net unrealized (appreciation) depreciation of investments	(69,488,296)	(196,847,415)
Net cash provided by (used in) operating activities	9,725,986	52,133,104
Cash Flow from Financing Activities:
Proceeds from borrowings	1,700,000	84,700,000
(Repayments) of borrowings	(1,700,000)	(84,700,000)
Increase (Decrease) in cash overdraft	1,902,566	(3,953,024)
Cash distributions paid to common shareholders	(14,678,444)	(48,180,080)
Net cash provided by (used in) financing activities	(12,775,878)	(52,133,104)
Net Increase (Decrease) in Cash	(3,049,892)	—
Cash at the beginning of period	3,049,892	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$3,588,261	$13,517,828

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NCA
Year Ended 2/28–2/29:
2020(e)	$10.13	$0.17	$0.68	$0.85	$(0.17)	$—	$(0.17)	$—		$—		$10.81	$10.60
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—	*	—		10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—		—	*	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—		0.02		10.24	10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	—		0.01		10.56	10.79
2015	10.03	0.46	0.51	0.97	(0.47)	—	(0.47)	—		0.01		10.54	10.64

NCB
Year Ended 2/28–2/29:
2020(e)	15.64	0.29	1.01	1.30	(0.30)	—	(0.30)	—		—		16.64	17.15
2019	15.90	0.66	(0.27)	0.39	(0.65)	—	(0.65)	—		—		15.64	16.00
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—		—		15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—		—		16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—		—		17.23	17.70
2015	16.80	0.84	0.76	1.60	(0.79)	(0.11)	(0.90)	—		—		17.50	16.68

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.46%	14.45%	$303,781	0.52	%**	3.32	%**	5%
2.82	2.31	284,624	0.62		3.38		38
3.45	(2.72)	286,121	0.56		3.67		23
1.12	(1.32)	285,491	0.58		4.00		25
4.81	6.08	279,880	0.64		4.35		10
9.91	16.36	268,050	0.64(c	)	4.41(c	)	13

8.40	9.20	54,958	0.69	**	3.53	**	10
2.50	6.77	51,616	0.76		4.17		27
3.56	(0.90)	52,469	0.77		4.14		8
0.25	0.10	53,601	0.74		4.52		23
4.57	12.91	56,673	0.74		4.78		8
9.68	13.41	57,532	0.75		4.84		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NCA		NCB
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2020(e)	—%	2020(e)	—%
2019	—	2019	—
2018	—	2018	—
2017	0.01	2017	—
2016	0.01	2016	—
2015	0.01	2015	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
NCA	Expenses	Income (Loss)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2019.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering		Discount per Share Repur- chased and Retired	Ending NAV	Ending Share Price
NKX
Year Ended 2/28-2/29:
2020(f)	$15.17	$0.32	$1.52	$1.84	$(0.31)	$—	$(0.31)	$—		$—	$16.70	$15.44
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—		0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—		—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—		—	15.35	14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		—	16.17	15.63
2015	14.50	0.85	1.45	2.30	(0.85)	—	(0.85)	—		—	15.95	14.67

NAC
Year Ended 2/28-2/29:
2020(f)	14.95	0.32	1.39	1.71	(0.33)	—	(0.33)	—		—	16.33	15.40
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—		0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—		—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	—	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		—	16.06	15.84
2015	14.68	0.87	1.34	2.21	(0.93)	—	(0.93)	—		—	15.96	15.34

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.22%	16.81%	$793,770	2.42	%**	3.99	%**	5%
3.73	1.45	720,786	2.50		4.34		28
4.42	0.51	728,662	2.24		4.58		14
0.21	(1.10)	732,649	1.83		4.70		25
7.09	12.93	771,466	1.48		5.22		20
16.16	17.55	760,786	1.62(d	)	5.53(d	)	13

11.56	18.49	2,363,054	2.39	**	4.13	**	5
3.01	3.79	2,163,282	2.42		4.48		30
4.19	(2.27)	2,201,952	1.97		4.71		14
0.63	(2.89)	2,221,595	1.77		4.93		23
6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50(d	)	5.97(d	)	9

(b)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX		NAC
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020(f)	1.41%**	2020(f)	1.46%**
2019	1.45	2019	1.45
2018	1.20	2018	1.02
2017	0.82	2017	0.79
2016	0.48	2016	0.48
2015	0.57	2015	0.50

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(d)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets			Ratio to Average Net Assets
NKX	Expenses	Net Investment Income (Loss)	NAC	Expenses	Net Investment Income (Loss)
Year Ended 2/28-2/29:			Year Ended 2/28-2/29:
2015	1.63%	5.51%	2015	1.53%	5.95%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended August 31, 2019.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	iMTP Shares at the End of the Period		MFP Shares at the End of the Period		VMTP Shares at the End of the Period		VRDP Shares at the End of the Period		iMTP, MFP, VMTP and/or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NKX
Year Ended 2/28-2/29:
2020(b)	$—	$—	$140,400	$283,488	$—	$—	$292,200	$283,488	$2.83
2019	—	—	140,400	266,617	—	—	292,200	266,617	2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
2016	36,000	16,775	—	—	—	—	291,600	335,490	3.35
2015(a)	36,000	16,612	—	—	—	—	291,600	332,230	3.32

NAC
Year Ended 2/28-2/29:
2020(b)	—	—	320,000	284,960	—	—	957,600	284,960	2.85
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01
2016	—	—	—	—	—	—	699,600	346,533	—
2015	—	—	—	—	—	—	699,600	344,944	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NKX
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.
(b)	For the six months ended August 31, 2019.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen California Municipal Value Fund, Inc. (NCA)
•	Nuveen California Municipal Value Fund 2 (NCB)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rules Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 ("ASU 2018-13"), Fair Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price;

securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$287,002,160	$—	$287,002,160
Short-Term Investments*:
Municipal Bonds	—	13,900,000	—	13,900,000
Total	$—	$300,902,160	$—	$300,902,160

NCB
Long-Term Investments*:
Municipal Bonds	$—	$48,712,473	$—	$48,712,473
Short-Term Investments*:
Municipal Bonds	—	5,810,000	—	5,810,000
Total	$—	$54,522,473	$—	$54,522,473

NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,224,796,150	$—	$1,224,796,150
Short-Term Investments*:
Municipal Bonds	—	9,000,000	—	9,000,000
Total	$—	$1,233,796,150	$—	$1,233,796,150

NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,634,511,297	$—	$3,634,511,297

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

Notes to Financial Statements (Unaudited) (continued)
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$56,080,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$—	$—	$20,975,000	$27,580,000
Average annual interest rate and fees	—%	—%	2.09%	2.06%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$56,080,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NCB	NKX	NAC
Purchases	$16,454,093	$4,788,758	$56,905,607	$188,778,825
Sales and maturities	12,992,638	10,557,419	60,488,832	185,108,101

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NAC
Outstanding when-issued/delayed delivery purchase commitments	$4,799,079

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s prior fiscal period were as follows:

	NCA
	Six Months	Year
	Ended	Ended
	8/31/19	2/28/19*
Additional authorized common shares	—	2,700,000
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$(1,556)

*	Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NCA		NCB
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	1,099	2,043
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

	NKX		NAC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(230,000)	—	(370,000)
Weighted average common share:
Price per share repurchased and retired	$—	$12.54	$—	$12.45
Discount per share repurchased and retired	—%	15.44%	—%	15.10%

Preferred Shares
MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NKX and NAC had $139,971,302 and $319,757,040 MFP Shares at liquidation preference, net of deferred offering cost, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NKX	A	1,404	$140,400,000	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	1/03/28	VRM	1/03/28*

* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	1.87%	2.54%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NKX and NAC had $290,361,430 and $953,908,589 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NKX	2	355	0.10%	$ 35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.08	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	0.08	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.08	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on June 17, 2020 and November 6, 2026, for the Fund’s Series 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula.

Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	1.59%	1.94%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current and prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.

	NCA	NCB	NKX	NAC
Tax cost of investments	$260,527,660	$47,048,750	$1,054,345,329	$3,182,467,605
Gross unrealized:
Appreciation	$40,746,651	$7,524,479	$159,019,785	$426,038,910
Depreciation	(372,151)	(50,756)	(543,907)	(1,575,161)
Net unrealized appreciation (depreciation) of investments	$40,374,500	$7,473,723	$158,475,878	$424,463,749

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to federal taxes paid, taxable market discount, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ last tax year end, were as follows:

	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$359,808	$97,817	$1,202,302	$1,970,614
Undistributed net ordinary income[2]	—	—	207,900	290,165
Undistributed net long-term capital gains	—	14,737	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$9,568,981	$2,120,742	$37,698,477	$121,952,468
Distributions from net ordinary income[2]	80,277	17,348	422,059	715,540
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NCA	NKX	NAC[3]
Not subject to expiration:
Short-term	$2,767,376	$4,578,985	$25,768,458
Long-term	—	—	—
Total	$2,767,376	$4,578,985	$25,768,458

[3]	A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:

	NKX	NAC
Utilized capital loss carryforwards	$3,216,597	$1,579,002

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA and NCB):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2019, the complex-level fee for each Fund was 0.1570%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as

Notes to Financial Statements (Unaudited) (continued)
defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NCA	NCB	NKX	NAC
Purchases	$—	$—	$—	$—
Sales	307,938	49,441	1,755,103	8,133,968

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NKX	NAC
Maximum outstanding balance	$1,700,000	$29,900,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NKX	NAC
Average daily balance outstanding	$1,700,000	$12,088,136
Average annual interest rate	3.42%	3.41%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund

Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (continued)
■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, reposi-

Annual Investment Management Agreement Approval Process (continued)

tioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•  Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•  Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•  Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•  Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;
•  Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;
•• Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;
•• Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

Annual Investment Management Agreement Approval Process (continued)
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen California AMT-Free Quality Municipal Income Fund (the “AMT-Free Quality Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-year period, the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Quality Municipal Income Fund (the “Quality Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark for the one-year period, the Fund ranked in the second quartile of its Performance Peer Group and outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Value Fund 2 (the “Municipal Value Fund 2”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the second quartile for the one-year period and third quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the third quartile for the one-year period and second quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs)

and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the AMT-Free Quality Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average and (b) the Municipal Value Fund, Municipal Value Fund 2 and Quality Fund each had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among

Annual Investment Management Agreement Approval Process (continued)
other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0819D 969724-INV-B-10/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019